                                                                                        EXHIBIT 23.2

                              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants,  we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration  Statement File No. 333-07683 and
Registration Statement File No. 333-51383.

                                                                                 ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 9, 2001